METROPLEX DENTAL PLAN

FINANCIAL STATEMENTS FOR THE SIX
MONTHS ENDED JUNE 30, 1996 AND THE
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



To Metroplex Dental Plan:


We have audited the accompanying balance sheets of Metroplex Dental Plan (MDP or the Proprietorship) as of June 30, 1996 and December 31, 1995, 1994 and 1993, and the related statements of income, owners' equity (deficit) and cash flows for the six months ended June 30, 1996 and each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Proprietorship's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles issued and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MDP as of June 30, 1996 and December 31, 1995, 1994 and 1993, and the results of its operations and its cash flows for the six months ended June 30, 1996 and each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

As described in Note 1, MDP is affiliated through common ownership with First American Dental Benefits, Inc. (FADB). MDP has historically received substantially all of its administrative services from FADB at no cost to MDP.
In addition, certain of the MDP's members have received services from the Metroplex Dental Clinics (which are operated by the owners of MDP) at no cost to MDP. Accordingly, the accompanying financial statements may not necessarily be indicative of the conditions that would exist or the results of operations if MDP had been operated as an unaffiliated entity.


/s/Deloitte & Touche LLP

August 20, 1996



METROPLEX DENTAL PLAN

BALANCE SHEETS
AS OF JUNE 30, 1996 AND DECEMBER 31, 1995, 1994 AND 1993
----------------------------------------------------------------------------------------------------



                                                                         December 31,
                                               June 30,     -------------------------------------
                                                 1996           1995         1994           1993

ASSETS

CURRENT ASSETS -
  Cash and cash equivalents (Note 1)          $  37,401     $ 130,318     $   1,766     $  23,438
                                              ---------     ---------     ---------     ---------
                                              ---------     ---------     ---------     ---------
LIABILITIES AND OWNERS' EQUITY
  (DEFICIT)

CURRENT LIABILITIES:
Accrued agents' commissions                   $   8,959     $  10,003     $  11,683      $  4,958
Accounts payable - Providers                     20,906        15,200        15,375        13,445
                                              ---------     ---------     ---------     ---------

    Total current liabilities                    29,865        25,203        27,058        18,403

OWNERS' EQUITY (DEFICIT)                          7,536       105,115      (25,292)         5,035
                                              ---------     ---------     ---------     ---------

                                              $  37,401     $ 130,318     $   1,766     $  23,438
                                              ---------     ---------     ---------     ---------
                                              ---------     ---------     ---------     ---------












See independent auditors' report and
notes to financial statements.                                                 2


METROPLEX DENTAL PLAN

STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
----------------------------------------------------------------------------------------------------


                                                                         December 31,
                                                June 30,    -------------------------------------
                                                 1996           1995         1994           1993

REVENUES -
  Healthcare revenues (Note 1)                $ 342,998     $ 733,990     $ 779,120     $ 948,462

EXPENSES:
Healthcare expense                              111,607       189,380       177,696       128,416
Other expenses, net (Note 1)                     62,367       137,695       151,350       170,499
                                              ---------     ---------     ---------     ---------

  Total expenses                                173,974       327,075       329,046       298,915
                                              ---------     ---------     ---------     ---------

NET INCOME                                    $ 169,024     $ 406,915     $ 450,074     $ 649,547
                                              ---------     ---------     ---------     ---------
                                              ---------     ---------     ---------     ---------


















See independent auditors' report and
notes to financial statements.                                                 3


METROPLEX DENTAL PLAN

STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1996
AND THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
----------------------------------------------------------------------------------------------------


                                                                         December 31,
                                                June 30,   ---------------------------------------
                                                 1996           1995         1994           1993

CASH FLOWS FROM OPERATING
  ACTIVITIES:
Net income                                   $  169,024    $  406,915    $  450,074    $  649,547

Adjustments to reconcile net income to
  net cash provided by operating activities -
  Changes in assets and liabilities -
    Accounts payable and accrued agent's
     commissions                                  4,662        (1,855)        8,655        (8,373)
                                              ---------     ---------     ---------     ---------
     Net cash provided by operating activities  173,686       405,060       458,729       641,174

CASH FLOWS FROM FINANCING
  ACTIVITIES - Distributions to owners         (266,603)     (276,508)     (480,401)     (625,505)
                                              ---------     ---------     ---------     ---------

NET (DECREASE) INCREASE IN
  CASH AND CASH EQUIVALENTS                     (92,917)      128,552       (21,672)       15,669

CASH AND CASH EQUIVALENTS,
  beginning of period                           130,318         1,766        23,438         7,769
                                              ---------     ---------     ---------     ---------

CASH AND CASH EQUIVALENTS,
  end of period                               $  37,401    $  130,318      $  1,766     $  23,438
                                              ---------     ---------     ---------     ---------
                                              ---------     ---------     ---------     ---------








See independent auditors' report and
notes to financial statements.                                                 4

METROPLEX DENTAL PLAN

STATEMENTS OF OWNERS' EQUITY (DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 1996
AND THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
--------------------------------------------------------------------------------


                                                                  OWNERS'
                                                                  EQUITY

BALANCES, January 1, 1993                                       $  (19,007)

Distributions to owners                                           (625,505)

Net income                                                         649,547
                                                                ----------

BALANCES, December 31, 1993                                          5,035

Distributions to owners                                           (480,401)

Net income                                                         450,074
                                                                ----------

BALANCES, December 31, 1994                                        (25,292)


Distributions to owners                                           (276,508)

Net income                                                         406,915
                                                                ----------

BALANCES, December 31, 1995                                        105,115

Distributions to owners                                           (266,603)

Net income                                                         169,024
                                                                ----------

BALANCES, June 30, 1996                                         $    7,536
                                                                ----------
                                                                ----------









See independent auditors' report and
notes to financial statements.                                                 5

METROPLEX DENTAL PLAN

NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996
AND THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


 1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS - Metroplex Dental Plan (MDP) is a prepaid dental plan. MDP operates as a proprietorship owner by two doctors.

    SIGNIFICANT TRANSACTIONS WITH AFFILIATED COMPANIES - MDP is affiliated through common ownership with FADB and has historically received substantially all of its administrative functions from FADB, at no cost to MDP. In addition, certain of MDP's members have received services from the Metroplex Dental Clinics (which are operated by the owners of MDP) at no cost to MDP. Accordingly, the accompanying financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if MDP had been operated as an unaffiliated entity.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    HEALTHCARE REVENUE AND EXPENSES - Healthcare revenue is recorded as revenue in the month the income is earned. Healthcare expense is recognized as incurred. Operating expenses are recognized when incurred.

    CASH AND CASH EQUIVALENTS - MDP considers highly-liquid investments with original maturities of three months or less when purchased to be cash equivalents.

    INCOME TAXES - No provision for income taxes has been recorded in the accompanying financial statements as MDP operates as a proprietorship.


 2. OWNERS' EQUITY

    During the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993, MDP made combined aggregate distributions to owners totaling $266,603, $276,508, $480,401 and $625,505, respectively.


 3. SUBSEQUENT EVENTS

    On July 10, 1996, MDP signed a letter of intent to sell MDP and FADB, and concurrent with the sale, the shareholders of FADB will enter into a noncompetition agreement with the buyer.


                                                                               6